UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _____________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2020

 _____________________________________

MSC Industrial Direct Co., Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Maxess Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	MSM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

(a) and (b)

On January 29, 2020, MSC Industrial Direct Co., Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). A brief description of the matters voted upon at the Annual Meeting and the results of the voting on such matters is set forth below. On all matters (including the election of directors) submitted to a vote of the Company’s shareholders, the Company’s Class A common stock and Class B common stock vote together as a single class, with each holder of Class A common stock entitled to one vote per share of Class A common stock and each holder of Class B common stock entitled to ten votes per share of Class B common stock. Broker non-votes and abstentions are not considered votes cast at the Annual Meeting and are not counted for any purpose in determining whether a matter has been approved.

1.Election of directors to serve for one-year terms:

	Votes Cast	Votes	Broker	Percentage of
Nominee	For	Withheld	Non-Votes	Votes Cast For
Jonathan Byrnes	134,467,104	5,629,017	2,804,283	95.98%

Erik Gershwind	139,389,847	706,274	2.804,283	99.50%

Louise Goeser	137,780,254	2,315,867	2,804,283	98.35%

Mitchell Jacobson	138,621,447	1,474,674	2,804,283	98.95%

Michael Kaufmann	139,498,613	597,508	2,804,283	99.57%

Denis Kelly	138,366,778	1,729,343	2,804,283	98.77%

Steven Paladino	138,241,494	1,854,627	2,804,283	98.68%

Philip Peller	133,308,927	6,787,194	2,804,283	95.16%

Each of the nominees was re-elected by the Company’s shareholders to serve on the board of directors for a one-year term expiring at the Company’s 2021 Annual Meeting of Shareholders, and until their respective successors have been elected, or until their earlier resignation or removal.

2.Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2020:

			Percentage of
Votes Cast For	Votes Cast Against	Abstentions	Votes Cast For
142,009,064	584,884	306,456	99.59%

Proposal No. 2 was approved by the Company’s shareholders.

3.Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

				Percentage of
Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes	Votes Cast For
137,276,245	2,489,152	330,724	2,804,283	98.21%

Proposal No. 3, an advisory vote, was approved by the Company’s shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date: January 30, 2020	By:	/s/ Steve Armstrong
	Name:	Steve Armstrong
	Title:	Senior Vice President, General Counsel and Corporate Secretary